UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2009

CVS CAREMARK CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island 02895

(Address of principal executive offices)

Registrant’s telephone number, including area code: (401) 765-1500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.	Other Events.

Item 8.01. Other Events

On November 5, 2009, the Corporation issued a press release announcing that its Board of Directors had approved a share repurchase program for up to $2.0 billion of its outstanding common stock. A copy of the press release announcing the approval of the share repurchase program is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.	Financial Statements and Exhibits

Item 9.01. Financial Statements

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 5, 2009, of CVS Caremark Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS CAREMARK CORPORATION

Date:	November 5, 2009	By:	/S/ DAVID B. RICKARD
		Name:	David B. Rickard
		Title:	Executive Vice President, Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 5, 2009, of CVS Caremark Corporation